SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION OF REGISTRANT.

On January 26, 2006, CCH II, LLC and CCH II Capital Corp. (together, the "Issuers"), indirect subsidiaries of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, entered into a purchase agreement (the "Agreement") with J. P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. as representatives of several purchasers.  In the Agreement, the Issuers agreed to issue and sell, in a private transaction under Rule 144A and Regulation S, $450 million in principal amount of 10.25% Senior Notes due 2010 (the "Notes").  In the Agreement, the Issuers agreed to issue the Notes with the benefit of a Registration Rights Agreement and under a Supplemental Indenture, each with terms substantially similar to the terms of the Issuers' existing 10.25% senior notes.  The Notes will bear interest at 10.25% per annum, payable on March 15 and September 15 of each year, will mature on September 15, 2010 and are redeemable at the Issuers' option on or after September 15, 2008 at various redemption prices beginning at 105.25% in September 2008 and declining to par in September 2009.  In addition, from the proceeds of certain equity offerings, we may redeem up to 35% of the Notes at 110.25% of their principal amount. The purchase of the Notes closed on January 30, 2006.

The Issuers intend to use the foregoing net proceeds to repay, but not permanently reduce, the outstanding debt balances under the existing revolving credit facility of our subsidiary, Charter Communications Operating, LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed pursuant to Item 2.03:

10.1	Purchase Agreement dated January 26, 2006 (Incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: February 1, 2006

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President of Financial Reporting and Analysis

  CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
  Registrant

Dated: February 1, 2006

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President of Financial Reporting and Analysis

EXHIBIT INDEX

10.1	Purchase Agreement dated January 26, 2006 (Incorporated by reference to Exhibit 10.3 to the current report on Form 8-K of Charter Communications, Inc. filed on January 27, 2006 (File No. 000-27927)).